[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.
Exhibit 10.17

Amendment 1 to the Enterprise Subscription Agreement

This Amendment 1 (“Amendment 1”) is entered into as of October 31, 2017 (“Amendment 1 Effective Date”) by and between Cloudera, Inc., a Delaware corporation, with offices at 395 Page Mill Road, Palo Alto, CA 94306 (“Cloudera”) and Intel Corporation and its Affiliates, a Delaware corporation, with offices at 2200 Mission College Boulevard, Santa Clara, CA 94504 (“Customer”) and amends that certain Enterprise Subscription Agreement entered into by and between the parties dated April 25, 2014 (“Agreement”).

The parties hereby agree to amend the Agreement as follows:

Notwithstanding anything to the contrary In Section 4.1 of the Agreement, Customer agrees that Cloudera may [***]. Such [***] will not modify the agreed payment due date as set forth in Exhibit C.

Integration; Conflict. The provisions of this Amendment will govern notwithstanding anything to the contrary in the Agreement. Except as otherwise expressly provided or modified herein, the terms and conditions of the Agreement remain in full force and effect, and the Agreement and this Amendment constitute the entire and exclusive agreement between the parties regarding the subject matter hereof, and supersede all proposals and prior agreements, oral or written, and all other communications.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives.

Customer: Intel Corporation		Cloudera, Inc.

Signature:	/s/ Sommer Starr	Signature:	/s/ Wayne Kimber
Printed:	Sommer Starr	Printed:	Wayne Kimber
Title:	Commodity Manager	Title:	VP Finance & PAO
Date:	31-Oct-2017	Date:	31-Oct-2017